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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 1999



                          SPECTRA-PHYSICS LASERS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


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
       000-23461                                         77-0264342
(Commission File Number)                    (I.R.S. Employer Identification No.)
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
         1335 Terra Bella Avenue
           Mountain View, CA                     94043
(Address of principal executive offices)       (Zip Code)
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                                 (650) 961-2550
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

     (i) On July 30, 1999 Spectra-Physics Lasers, Inc. dismissed
PricewaterhouseCoopers LLP as its independent accountants. Upon the recommendation of the Registrant's audit committee, the Registrant's Board of Directors approved the decision to change independent accountants.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) In connection with its audits for the two most recent fiscal years and through July 30, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) During the two most recent fiscal years and through July 30, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 6, 1999, is filed as
Exhibit 16 to this Form 8-K.

(b)  New independent accountants

     (i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of July 30, 1999. During the two most recent fiscal years and through July 30, 1999, the Registrant has not consulted with Arthur Andersen LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and in which either a written report was provided to the Registrant or oral advise was provided that Arthur Andersen LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

              16 Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP dated August 6, 1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRA-PHYSICS LASERS, INC.

By: /s/ PATRICK L. EDSELL
   -----------------------------
Chairman, President, and Chief Executive Officer
August 6, 1999
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                               INDEX TO EXHIBITS


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
                                                                      Sequentially
    Exhibit                                                             Numbered
    Number                       Description                              Page
    -------                -----------------------                    ------------
     16             Letter to the Securities and  Exchange
                    Commission from PricewaterhouseCoopers LLP dated August 6, 1999.

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